U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 11, 2001

SAN HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

                                         Colorado                                        0-16423                                                         84-0907969
                        (State or Other Jurisdiction                 (Commission File Number)                          (IRS Employer
                         of Incorporation)                                                                                                       Identification Number)

900 West Castleton Road, Suite 100, Castle Rock, Colorado 80104
(Address of Principal Executive Offices, Including Zip Code)

(303) 660-3933
(Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

        On December 11, 2001, Registrant announced it has entered into a definitive agreement with ITIS Services, Inc. (“ITIS”), a privately-held company, pursuant to which ITIS would become a wholly-owned subsidiary of Registrant. The press release attached as Exhibit 99 includes the details of the announcement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)  Exhibits.

                     Exhibit 99   Press Release Dated December 11, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                 SAN HOLDINGS, INC.

Dated:     December 11, 2001                                                                  By: /s/ John Jenkins
                                                                                                                        John Jenkins,
                                                                                                                        Chairman and CEO